Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events
Subsequent Events

Note 16 - Subsequent Events

Promissory note

August 1, 2024, the Company entered into a promissory note agreement with a creditor, pursuant to which the Company issued the investor an unsecured promissory note with original principal amount of $2,160,000 for $2,000,000 in gross proceeds. The promissory note bears interest at a rate of 7% per annum compounding daily and have a term of twelve months. The promissory note includes an original issue discount of $140,000 along with $20,000 for creditor, costs and other transaction expenses incurred in connection with the purchase and sale of the promissory note. The Group may prepay all or a portion of the promissory note at any time by paying 105% of the outstanding balance elected for pre-payment.